MAGAZINE

Buzz Media Ltd.
(the “Company” or “Buzz”)

ARTIST AGREEMENT

1.	Magazine:	Buzz

2.	Role:	Writer/Photographer

3.	Artist Name:	Melissa Sundardas

4.	Artist Contact:	123 McClintock Crescent Address

Thornhill, Ontario L4J 2S8 Address

(416) 819-6112 Telephone

Humber College Representing university of

5.	Compensation:
The Artist will receive non-monetary compensation in the form of publicity resulting from credit in the magazine which will accurately and appropriately describe the role(s) performed by the Artist in connection with the publication of the article, photograph and/or other artwork, as the case may be.

6.	Dates:
Buzz will be seeking submissions for issues during the 2008 and 2009 seasons, possibly for each of Spring, Winter and Fall of each season, and Artistmay submit articles, photographs and/or artwork forsuch issues, as requested or on an un-solicited basis.

7.	Waiver and Release:	By executing this Artist Agreement, Artist is representing and warranting that he or she will further execute an appropriate waiver of rights in

MAGAZINE

relation to articles, photographs and/or other artwork, as the case may be, that are submitted to Buzz for publication, and are selected for publication in an issue of Buzz, be it either in physical hard-copy form or via the internet.

AGREED AND ACCEPTED AS OF May 15, 2007:

BUZZ MEDIA LTD.	Artist

/s/ Tiffany Walsh	/s/ Melissa Sundardas
By: Authorized Signatory	Name: Melissa Sundardas

MAGAZINE

Buzz Media Ltd.
(the “Company” or “Buzz”)

ARTIST AGREEMENT

1.	Magazine:	Buzz

2.	Role:	Artist

3.	Artist Name:	Leanne Callahan

4.	Artist Contact:	210 Willett St. Apt 302 Address

Halifax, NS Address

128 257 805 Social Insurance Number

(902) 877-7676 Telephone

Saint Mary’s University Representing university of

5.	Compensation:
The Artist will receive non-monetary compensation in the form of publicity resulting from credit in the magazine which will accurately and appropriately describe the role(s) performed by the Artist in connection with the publication of the article, photograph and/or other artwork, as the case may be.

6.	Dates:
Buzz will be seeking submissions for issues during the 2008 and 2009 seasons, possibly for each of Spring, Winter and Fall of each season, and Artist may submit articles, photographs and/or artwork for such issues, as requested or on an un-solicited basis.

7.	Waiver and Release:	By executing this Artist Agreement, Artist is representing and warranting that he or she will

MAGAZINE

further execute an appropriate waiver of rights in relation to articles, photographs and/or other artwork, as the case may be, that are submitted to Buzz for publication, and are selected for publication in an issue of Buzz, be it either in physical hard-copy form or via the internet.

AGREED AND ACCEPTED AS OF May 10, 2007:

BUZZ MEDIA LTD.	Artist

/s/ Tiffany Walsh	/s/ Leanne Callahan
By: Authorized Signatory	Name: Leanne Callahan

MAGAZINE

Buzz Media Ltd.
(the “Company” or “Buzz”)

ARTIST AGREEMENT

1.	Magazine:	Buzz

2.	Role:	Writer

3.	Artist Name:	Jennah Jaeguard

4.	Artist Contact:	240 Radcliffe Dr. Address

Halifax, NS B3s 1E8 Address

- Social Insurance Number

(902) 446-9818 Telephone

Saint Mary’s Representing university of

5.	Compensation:
The Artist will receive non-monetary compensation in the form of publicity resulting from credit in the magazine which will accurately and appropriately describe the role(s) performed by the Artist in connection with the publication of the article, photograph and/or other artwork, as the case may be.

6.	Dates:
Buzz will be seeking submissions for issues during the 2008 and 2009 seasons, possibly for each of Spring, Winter and Fall of each season, and Artistmay submit articles, photographs and/or artwork for such issues, as requested or on an un-solicited basis.

7.	Waiver and Release:	By executing this Artist Agreement, Artist is representing and warranting that he or she will

MAGAZINE

further execute an appropriate waiver of rights in relation to articles, photographs and/or artwork, as the case may be, that are submitted to Buzz for publication, and are selected for publication in an issue of Buzz, be it either in physical hard-copy form or via the internet.

AGREED AND ACCEPTED AS OF May 11, 2007:

BUZZ MEDIA LTD.	Artist

/s/ Tiffany Walsh	/s/ Jennah Jaeguard
By: Authorized Signatory	Name: Jennah Jaeguard

MAGAZINE

Buzz Media Ltd.
(the “Company” or “Buzz”)
ARTIST AGREEMENT

1.	Magazine:	Buzz

2.	Role:	Photographer

3.	Artist Name:	Lindsay Ballard

4.	Artist Contact:	5261 Kent St. Address

Halifax Address

Social Insurance Number

(902) 446-7394 Telephone

Nova Scotia College of Art and Design Representing university of

5.	Compensation:
The Artist will receive non-monetary compensation in the form of publicity resulting from credit in the magazine which will accurately and appropriately describe the role(s) performed by the Artist in connection with the publication of the article, photograph and/or other artwork, as the case may be.

6.	Dates:
Buzz will be seeking submissions for issues during the 2008 and 2009 seasons, possibly for each of Spring, Winter and Fall of each season, and Artistmay submit articles, photographs and/or artwork for such issues, as requested or on an un-solicited basis.

7.	Waiver and Release:	By executing this Artist Agreement, Artist is representing and warranting that he or she will

MAGAZINE

further execute an appropriate waiver of rights in relation to articles, photographs and/or other artwork, as the case may be, that are submitted to Buzz for publication, and are selected for publication in an issue of Buzz, be it either in physical hard-copy form or via the internet.

AGREED AND ACCEPTED AS OF May 11, 2007:

BUZZ MEDIA LTD.	Artist

/s/ Tiffany Walsh	/s/ Lindsay Ballard
By: Authorized Signatory	Name: Lindsay Ballard

MAGAZINE

Buzz Media Ltd.
(the “Company” or “Buzz”)

ARTIST AGREEMENT

1.	Magazine:	Buzz

2.	Role:	Artist

3.	Artist Name:	Andrew Day

4.	Artist Contact:	5 Forest Glen Dr. Address

Address

Social Insurance Number

(902) 233-0363 Telephone

SMU Representing university of

5.	Compensation:
The Artist will receive non-monetary compensation in the form of publicity resulting from credit in the magazine which will accurately and appropriately describe the role(s) performed by the Artist in connection with the publication of the article, photograph and/or other artwork, as the case may be.

6.	Dates:
Buzz will be seeking submissions for issues during the 2008 and 2009 seasons, possibly for each of Spring, Winter and Fall of each season, and Artistmay submit articles, photographs and/or artwork for such issues, as requested or on an un-solicited basis.

7.	Waiver and Release:	By executing this Artist Agreement, Artist isrepresenting and warranting that he or she will

MAGAZINE

further execute an appropriate waiver of rights in relation to articles, photographs and/or other artwork, as the case may be, that are submitted to Buzz for publication, and are selected for publication in an issue of Buzz, be it either physical hard-copy form or via the internet.

AGREED AND ACCEPTED AS OF __________, 2007:

BUZZ MEDIA LTD.	Artist

/s/ Tiffany Walsh	/s/ Andrew Day
By: Authorized Signatory	Name: Andrew Day

MAGAZINE

Buzz Media Ltd.
(the “Company” or “Buzz”)

ARTIST AGREEMENT

1.	Magazine:	Buzz

2.	Role:	Writer

3.	Artist Name:	Evan Fredericks

4.	Artist Contact:	393 Kings Rd. Address

Address

Social Insurance Number

220-5620 Telephone

St. FX Representing university of

5.	Compensation:
The Artist will receive non-monetary compensation in the form of publicity resulting from credit in the magazine which will accurately and appropriately describe the role(s) performed by the Artist in connection with the publication of the article, photograph and/or other artwork, as the case may be.

6.	Dates:

Buzz will be seeking submissions for issues during the 2008 and 2009 seasons, possibly for each of Spring, Winter and Fall of each season, and Artist may submit articles, photographs and/or artwork for such issues, as requested or on an un-solicited basis.

7.	Waiver and Release:
By executing this Artist Agreement, Artist is representing and warranting that he or she will

MAGAZINE

further execute an appropriate waiver of rights in relation to articles, photographs and/or other artwork, as the case may be, that are submitted to Buzz for publication, and are selected for publication in an issue of Buzz, be it either physical hard-copy form or via the internet.

AGREED AND ACCEPTED AS OF May 13, 2007:

BUZZ MEDIA LTD.	Artist

/s/ Tiffany Walsh	/s/ Evan Fredericks
By: Authorized Signatory	Name: Evan Fredericks

MAGAZINE

Buzz Media Ltd.
(the “Company” or “Buzz”)

ARTIST AGREEMENT

1.	Magazine:	Buzz

2.	Role:	Writer

3.	Artist Name:	Morgan Woodman

4.	Artist Contact:	82 Acadia Mill Drive Address

Bedford, Nova Scotia B4A 3W3 Address

Social Insurance Number

832-1062 Telephone

Acadia University Representing university of

5.	Compensation:
The Artist will receive non-monetary compensation in the form of publicity resulting from credit in the magazine which will accurately and appropriately describe the role(s) performed by the Artist in connection with the publication of the article, photograph and/or other artwork, as the case may be.

6.	Dates:
Buzz will be seeking submissions for issues during the 2008 and 2009 seasons, possibly for each of Spring, Winter and Fall of each season, and Artistmay submit articles, photographs and/or artwork forsuch issues, as requested or on an un-solicited basis.

7.	Waiver and Release:	By executing this Artist Agreement, Artist is representing and warranting that he or she will

MAGAZINE

further execute an appropriate waiver of rights in
relation to articles, photographs and/or other artwork, as the case may be, that are submitted to Buzz for publication, and are selected for publication in an issue of Buzz, be it either physical hard-copy form or via the internet.

AGREED AND ACCEPTED AS OF 10/07/2007:

BUZZ MEDIA LTD.	Artist

/s/ Tiffany Walsh	/s/ Morgan Woodman
By: Authorized Signatory	Name: Morgan Woodman

MAGAZINE

Buzz Media Ltd.
(the “Company” or “Buzz”)

ARTIST AGREEMENT

1.	Magazine:	Buzz

2.	Role:	Writer

3.	Artist Name:	Katie Crowell

4.	Artist Contact:	44 Southgate Drive Address

Bedford, Nova Scotia B4A 4K8 Address

Social Insurance Number

(902) 835-8155 Telephone

MSVU Representing university of

5.	Compensation:
The Artist will receive non-monetary compensation in the form of publicity resulting from credit in the magazine which will accurately and appropriately describe the role(s) performed by the Artist in connection with the publication of the article, photograph and/or other artwork, as the case may be.

6.	Dates:
Buzz will be seeking submissions for issues during the 2008 and 2009 seasons, possibly for each of Spring, Winter and Fall of each season, and Artist may submit articles, photographs and/or artwork forsuch issues, as requested or on an un-solicited basis.

7.	Waiver and Release:	By executing this Artist Agreement, Artist is representing and warranting that he or she will

MAGAZINE

further execute an appropriate waiver of rights in relation to articles, photographs and/or other artwork, as the case may be, that are submitted to Buzz for publication, and are selected for publication in an issue of Buzz, be it either in physical hard-copy form or via the internet.

AGREED AND ACCEPTED AS OF 10/07/2007:

BUZZ MEDIA LTD.	Artist

/s/ Tiffany Walsh	/s/ Katie Crowell
By: Authorized Signatory	Name: Katie Crowell

MAGAZINE

Buzz Media Ltd.
(the “Company” or “Buzz”)

ARTIST AGREEMENT

1.	Magazine:	Buzz

2.	Role:	Photographer

3.	Artist Name:	Danielle Caner

4.	Artist Contact:	27 Kissock Crt Address

Bedford, NS Address

Social Insurance Number

830-4551 Telephone

St. Mary’s Representing university of

5.	Compensation:
The Artist will receive non-monetary compensation in the form of publicity resulting from credit in the magazine which will accurately and appropriately describe the role(s) performed by the Artist in connection with the publication of the article, photograph and/or other artwork, as the case may be.

6.	Dates:
Buzz will be seeking submissions for issues during the 2008 and 2009 seasons, possibly for each of Spring, Winter and Fall of each season, and Artistmay submit articles, photographs and/or artwork forsuch issues, as requested or on an un-solicited basis.

7.	Waiver and Release:	By executing this Artist Agreement, Artist is representing and warranting that he or she will

MAGAZINE

further execute an appropriate waiver of rights in relation to articles, photographs and/or other artwork, as the case may be, that are submitted to Buzz for publication, and are selected for publication in an issue of Buzz, be it either in physical hard-copy form or via the internet.

AGREED AND ACCEPTED AS OF May 8, 2007:

BUZZ MEDIA LTD.	Artist

/s/ Tiffany Walsh	/s/ Danielle Caner
By: Authorized Signatory	Name: Danielle Caner

MAGAZINE

Buzz Media Ltd.
(the “Company” or “Buzz”)

ARTIST AGREEMENT

1.	Magazine:	Buzz

2.	Role:	Photographer/Writer/Artist

3.	Artist Name:	Melissa Sasso

4.	Artist Contact:	1657 Clark Blvd Address

Millen, Ont Address

Social Insurance Number

416-830-2397 Telephone

University of Toronto Representing university of

5.	Compensation:
The Artist will receive non-monetary compensation in the form of publicity resulting from credit in the magazine which will accurately and appropriately describe the role(s) performed by the Artist in connection with the publication of the article, photograph and/or other artwork, as the case may be.

6.	Dates:	Buzz will be seeking submissions for issues during the 2008 and 2009 seasons, possibly for each of Spring, Winter and Fall of each season, and Artist may submit articles, photographs and/or artwork for such issues, as requested or on an un-solicited basis.

7.	Waiver and Release:	By executing this Artist Agreement, Artist is representing and warranting that he or she will

MAGAZINE

further execute an appropriate waiver of rights in relation to articles, photographs and/or other artwork, as the case may be, that are submitted to Buzz for publication, and are selected for publication in an issue of Buzz, be it either in physical hard-copy form or via the internet.

AGREED AND ACCEPTED AS OF May 9, 2007:

BUZZ MEDIA LTD.	Artist

/s/ Tiffany Walsh	/s/ Melissa Sasso
By: Authorized Signatory	Name: Melissa Sasso

MAGAZINE

Buzz Media Ltd.
(the “Company” or “Buzz”)

ARTIST AGREEMENT

1.	Magazine:	Buzz

2.	Role:	Writer

3.	Artist Name:	Jonathan Evans

4.	Artist Contact:	45 Windsor Junction Rd. Address

Windsor Junction, NS Address

Social Insurance Number

902-448-3028 Telephone

Dalhousie University Representing university of

5.	Compensation:
The Artist will receive non-monetary compensation in the form of publicity resulting from credit in the magazine which will accurately and appropriately describe the role(s) performed by the Artist in connection with the publication of the article, photograph and/or other artwork, as the case may be.

6.	Dates:
Buzz will be seeking submissions for issues during the 2008 and 2009 seasons, possibly for each of Spring, Winter and Fall of each season, and Artistmay submit articles, photographs and/or artwork forsuch issues, as requested or on an un-solicited basis.

7.	Waiver and Release:	By executing this Artist Agreement, Artist is representing and warranting that he or she will further execute an appropriate waiver of rights in relation to articles, photographs and/or other artwork, as the case may be, that are submitted to Buzz for publication, and are selected for publication in an issue of Buzz, be it either in physical hard-copy form or via the internet.

AGREED AND ACCEPTED AS OF May 11, 2007:

BUZZ MEDIA LTD.	Artist

/s/ Tiffany Walsh	/s/ Jonathan Evans
By: Authorized Signatory	Name: Jonathan Evans

MAGAZINE

Buzz Media Ltd.
(the “Company” or “Buzz”)

ARTIST AGREEMENT

1.	Magazine:	Buzz

2.	Role:	Writer

3.	Artist Name:	Suzanne Walsh

4.	Artist Contact:	1343 Barrington St. Apt 203 Address

Halifax, NS B3J 1Y9 Address

Social Insurance Number

902-237-7899 Telephone

DAL Representing university of

5.	Compensation:
The Artist will receive non-monetary compensation in the form of publicity resulting from credit in the magazine which will accurately and appropriately describe the role(s) performed by the Artist in connection with the publication of the article, photograph and/or other artwork, as the case may be.

6.	Dates:

Buzz will be seeking submissions for issues during the 2008 and 2009 seasons, possibly for each of Spring, Winter and Fall of each season, and Artist may submit articles, photographs and/or artwork forsuch issues, as requested or on an un-solicited basis.

7.	Waiver and Release:	By executing this Artist Agreement, Artist is representing and warranting that he or she will further execute an appropriate waiver of rights in relation to articles, photographs and/or other artwork, as the case may be, that are submitted to Buzz for publication, and are selected for publication in an issue of Buzz, be it either in physical hard-copy form or via the internet.

AGREED AND ACCEPTED AS OF May 9, 2007:

BUZZ MEDIA LTD.	Artist

/s/ Tiffany Walsh	/s/ Suzanne Walsh
By: Authorized Signatory	Name: Suzanne Walsh

MAGAZINE

Buzz Media Ltd.
(the “Company” or “Buzz”)

ARTIST AGREEMENT

1.	Magazine:	Buzz

2.	Role:	Photographer/Writer/Artist

3.	Artist Name:Samantha Cavanagh-Gill

4.	Artist Contact:	105 College Street Address

Antigonish, NS B2G 1X6 Address

128 605 961 Social Insurance Number

902-771-0663 Telephone

St Fx Representing university of

5.	Compensation:
The Artist will receive non-monetary compensation in the form of publicity resulting from credit in the magazine which will accurately and appropriately describe the role(s) performed by the Artist in connection with the publication of the article, photograph and/or other artwork, as the case may be.

6.	Dates:
Buzz will be seeking submissions for issues during the 2008 and 2009 seasons, possibly for each of Spring, Winter and Fall of each season, and Artist may submit articles, photographs and/or artwork forsuch issues, as requested or on an un-solicited basis.

7.	Waiver and Release:	By executing this Artist Agreement, Artist is representing and warranting that he or she will

MAGAZINE

further execute an appropriate waiver of rights in relation to articles, photographs and/or other artwork, as the case may be, that are submitted to Buzz for publication, and are selected for publication in an issue of Buzz, be it either in physical hard-copy form or via the internet.

AGREED AND ACCEPTED AS OF May 11, 2007:

BUZZ MEDIA LTD.	Artist

/s/ Tiffany Walsh	/s/ Samantha Cavanagh-Gill
By: Authorized Signatory	Name: Samantha Cavanagh-Gill

MAGAZINE
Buzz Media Ltd.
(the “Company” or “Buzz”)

ARTIST AGREEMENT

1.	Magazine:	Buzz

2.	Role:	Photographer/Writer/Artist

3.	Artist Name:	Monique Johnson

4.	Artist Contact:	823 Tower Road Address

Halifax, NS B3H 2Y1 Address

919 209 437 Social Insurance Number

902-440-6673 Telephone

St. Mary’s University Representing university of

5.	Compensation:
The Artist will receive non-monetary compensation in the form of publicity resulting from credit in the magazine which will accurately and appropriately describe the role(s) performed by the Artist in connection with the publication of the article, photograph and/or other artwork, as the case may be.

6.	Dates:	Buzz will be seeking submissions for issues during the 2008 and 2009 seasons, possibly for each of Spring, Winter and Fall of each season, and Artist may submit articles, photographs and/or artwork forsuch issues, as requested or on an un-solicited basis.

7.	Waiver and Release:	By executing this Artist Agreement, Artist is representing and warranting that he or she will

MAGAZINE

further execute an appropriate waiver of rights in relation to articles, photographs and/or other artwork, as the case may be, that are submitted to Buzz for publication, and are selected for publication in an issue of Buzz, be it either in physical hard-copy form or via the internet.

AGREED AND ACCEPTED AS OF May 9, 2007:

BUZZ MEDIA LTD.	Artist

/s/ Tiffany Walsh	/s/ Monique Johnson
By: Authorized Signatory	Name: Monique Johnson